UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on September 28, 2023 (the “Petition Date”), Capstone Green Energy Corporation (the “Company”) and its wholly-owned subsidiaries, Capstone Turbine International, Inc. (“Capstone Turbine International”) and Capstone Turbine Financial Services, LLC (together with Capstone Turbine International and the Company, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered only for procedural purposes under the caption In re Capstone Green Energy Corporation, Case No. 23-11634 (LSS) (Bankr. D. Del.).

On the Petition Date, the Debtors (i) entered into a Transaction Support Agreement (the “TSA”) with Goldman Sachs Specialty Lending Group, L.P., in its capacity as collateral agent (the “Collateral Agent”) under that certain Amended and Restated Note Purchase Agreement, dated as of October 1, 2020 (as amended, the “Note Purchase Agreement”), and Broad Street Credit Holdings LLC, an affiliate of the Collateral Agent, in its capacity as purchaser (“Purchaser” and, together with the Collateral Agent, the “Pre-Petition Secured Parties”) under the Note Purchase Agreement and (ii) filed with the Bankruptcy Court a joint prepackaged chapter 11 plan of reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K, shall have the respective meanings given to them in the Plan or TSA, as applicable.

The TSA and Plan contemplate the Debtors effectuating certain transactions (collectively, the “Restructuring”), pursuant to which, among other things, the Company shall become a private company (“Reorganized PrivateCo”) that shall continue to own assets consisting of (i) all of the Company’s right, title, and interest in and to certain trademarks of the Company and (ii) all assets owned by the Company relating to distributor support services (the “Retained Assets”), and Capstone Turbine International shall be re-named Capstone Green Energy Holdings, Inc. and expects to be a successor to the Company for purposes of Securities and Exchange Commission reporting following emergence. All liabilities and assets other than those directly related to the Retained Assets and otherwise described in the Plan will be transferred to a newly formed subsidiary of Reorganized PublicCo (“New Subsidiary”), which shall be named Capstone Green Energy LLC and shall be the primary operating entity.

On October 24, 2023, in accordance with the TSA and the Plan, the Company filed a supplement to the Plan (the “Plan Supplement”) with the Bankruptcy Court, which includes, among other things, (a) a valuation of the Reorganized Debtors, (b) a schedule of rejected executory contracts and unexpired leases, (c) a schedule of assumed executory contracts and unexpired leases, (d) a description of Retained Causes of Action, and (e) identification of the officers and board members for New Subsidiary and Reorganized PublicCo. The foregoing description of the Plan Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Supplement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference. In connection with the Chapter 11 Cases, the Company may file additional supplements to the Plan as necessary.

The Plan, the Plan Supplement, and related documents are available free of charge on the restructuring website administrated by the Debtors’ claims and noticing agent, Kroll Restructuring Administration LLC (“Kroll”), at https://cases.ra.kroll.com/capstone (the “Claims Agent Website”), which contains important information about the Chapter 11 Cases. The Company does not plan to file a Current Report on Form 8-K each time information, including any Plan supplement, is filed with the Bankruptcy Court or is made available at such website.

As of October 24, 2023, the Company and the Pre-Petition Secured Parties have not finalized (i) a description of the Retained Assets, (ii) the identification of the officers and board members for Reorganized PrivateCo, and (iii) the organizational documents of Reorganized PublicCo and New Subsidiary, including the limited liability company agreement of New Subsidiary, and such documents remain under negotiation by the applicable parties to the TSA and will be filed with the Bankruptcy Court in a subsequent Plan supplement once available.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

The Claims Agent Website contains third-party content and is provided for convenience only. The documents and other information available on the Claims Agent Website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K.

Item 8.01	Other Events

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Following delisting from Nasdaq, the common stock of the Company is currently traded on the “Expert Market” of the OTC Markets Group, which only provides for unsolicited customer orders, and quotations in Expert Market securities are restricted from public viewing and are only available to certain eligible investors.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at the Claims Agent Website or by contacting Kroll at 1-844-642-1256 (Toll Free), +1-646-651-1164 (International) or by e-mail at capstoneinfo@ra.kroll.com. The documents and other information available via such website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including the statement regarding the Chapter 11 Cases and other statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “intend,” “may,” “will,” “plan,” “goal” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: risks attendant to the Chapter 11 bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 process; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Chapter 11 process and on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11); the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process, and the possibility that it may be unable to obtain any additional funding as needed; the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Note Purchase Agreement and other financing arrangements; objections to the DIP Note Purchase Agreement, or other pleadings filed that could protract Chapter 11; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process and risks associated with third-party motions in Chapter 11; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; risks related to the restatement previously announced by the Company (including discovery of additional information relevant to the financial statements subject to restatement; changes in the effects of the restatement on the Company’s financial statements or financial results and delay in the filing of the amended 10-K and amended 10-Q’s due to the Company’s efforts to complete the restatement; the time, costs and expenses associated with the restatement; potential inquiries from the SEC and/or Nasdaq; the potential material adverse effect on the price of the Company’s common stock and possible stockholder lawsuits); and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Plan Supplement to Joint Prepackaged Chapter 11 Plan of Reorganization of Capstone Green Energy Corporation and its Debtor Affiliates, dated as of October 24, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: October 25, 2023	By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Executive Chairman, Interim President and Chief Executive Officer